Exhibit 99.1

TE Connectivity Announces Results for Second Quarter of Fiscal Year 2018

Company reports double-digit growth in quarterly sales and earnings year-over-year, with organic sales growth of 7 percent; raises guidance for the full year

SCHAFFHAUSEN, Switzerland — April 25, 2018 — TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal second quarter, which ended March 30, 2018.

Second Quarter Highlights

•                  Net sales were $3.7 billion, up 16 percent, as reported, and 7 percent, organically, over the second quarter of 2017

•                  Diluted earnings per share (EPS) from continuing operations were $1.39, up 23 percent from the second quarter of 2017, and adjusted EPS were $1.42, growth of 19 percent over the same period in 2017

•                  Cash flow from continuing operating activities was $377 million and free cash flow was $234 million, with $309 million returned to shareholders

•                  Orders, excluding the company’s SubCom business, were $3.7 billion in the quarter, up 6 percent organically from the second quarter of 2017

Second Quarter Results

For the second quarter, the company reported net sales of $3.7 billion, with diluted EPS from continuing operations of $1.39, and adjusted EPS of $1.42. Cash flow from continuing operating activities was $377 million and free cash flow was $234 million. Excluding SubCom, total orders were $3.7 billion, up 6 percent organically over the second quarter of 2017, and the book-to-bill ratio was 1.03.

“Our strong second quarter results and growth across all segments were driven by our industrial technology leadership and positive secular trends in our markets. We continue to capitalize on our leading market positions, global teams co-creating with our customers, and successful execution of our business model,” said TE Connectivity Chief Executive Officer Terrence Curtin. “TE’s strategic focus aligns with long-term global growth trends in the areas of electric and autonomous vehicles, industrial automation, sensor proliferation, advanced medical devices and cloud computing and continues to enable us to create a safer, sustainable, productive and connected future.”

2018 Outlook

For the fiscal third quarter of 2018, the company expects net sales of $3.65 billion to $3.7 billion, reflecting an increase of 9 percent on an actual basis and 5 percent on an organic basis year-over-year at the mid-point. Diluted EPS from continuing operations are expected to be $1.13 to $1.15, including net restructuring and acquisition-related charges of $0.22. The company expects adjusted EPS of $1.35 to $1.37 which represents a 10 percent improvement at the mid-point versus the third quarter of 2017.

For the full year, the company expects net sales of $14.5 to $14.7 billion, reflecting 11 percent actual and 6 percent organic growth at the mid-point versus the prior year. Diluted EPS from continuing operations are expected to be $3.70 to $3.76, including net restructuring, acquisition-related and other charges of $0.40, and a tax-related charge of $1.42. The company expects adjusted EPS of $5.52 to $5.58, reflecting 15 percent growth at the mid-point compared to fiscal year 2017.

Information about TE Connectivity’s use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call today beginning at 8:30 a.m. ET. The dial-in information is provided here:

•                  At TE Connectivity’s website: http://investors.te.com.

•                  By telephone: For both “listen-only” participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (800) 230-1092, and for international callers, the dial-in number is (612) 288-0329.

•                  An audio replay of the conference call will be available beginning at 10:30 a.m. ET on April 25, 2018, and ending at 11:59 p.m. ET on May 2, 2018. The dial-in number for participants in the United States is (800) 475-6701. For participants outside the United States, the dial-in number is (320) 365-3844. The replay access code for all callers is 446408.

About TE Connectivity

TE Connectivity Ltd. (NYSE: TEL) is a $13 billion global technology and manufacturing leader creating a safer, sustainable, productive, and connected future. For more than 75 years, our connectivity and sensor solutions, proven in the harshest environments, have enabled advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. With 78,000 employees, including more than 7,000 engineers, working alongside customers in nearly 150 countries, TE ensures that EVERY CONNECTION COUNTS. Learn more at www.te.com and on LinkedIn, Facebook, WeChat and Twitter.

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

•                  Organic Net Sales Growth — represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

•                  Adjusted Operating Income and Adjusted Operating Margin — represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.

•                  Adjusted Other Income (Expense), Net — represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

•                  Adjusted Income Tax Expense and Adjusted Effective Tax Rate — represent income tax expense and effective tax rate, respectively (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any.

•                  Adjusted Income from Continuing Operations — represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

•                  Adjusted Earnings Per Share — represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

•                  Free Cash Flow (FCF) — is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations.

Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments.

In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of the U.S. Tax Cuts and Jobs Act.  More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2017 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations:	Investor Relations:
	B.J. Talley	Sujal Shah
	TE Connectivity	TE Connectivity
	610-893-9553	610-893-9790
	bj.talley@te.com	sujal.shah@te.com

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 30,	March 31,	March 30,	March 31,
	2018	2017	2018	2017
	(in millions, except per share data)
Net sales	$3,745	$3,227	$7,225	$6,290
Cost of sales	2,502	2,117	4,805	4,113
Gross margin	1,243	1,110	2,420	2,177
Selling, general, and administrative expenses	428	407	811	774
Research, development, and engineering expenses	182	161	358	317
Acquisition and integration costs	3	2	5	4
Restructuring and other charges, net	6	59	41	106
Operating income	624	481	1,205	976
Interest income	4	6	8	11
Interest expense	(29)	(32)	(55)	(63)
Other income (expense), net	1	(10)	3	(19)
Income from continuing operations before income taxes	600	445	1,161	905
Income tax expense	(108)	(39)	(708)	(93)
Income from continuing operations	492	406	453	812
Income (loss) from discontinued operations, net of income taxes	(2)	(1)	(3)	2
Net income	$490	$405	$450	$814

Basic earnings per share:
Income from continuing operations	$1.40	$1.14	$1.29	$2.28
Income (loss) from discontinued operations	(0.01)	—	(0.01)	0.01
Net income	1.40	1.14	1.28	2.29

Diluted earnings per share:
Income from continuing operations	$1.39	$1.13	$1.28	$2.26
Income (loss) from discontinued operations	(0.01)	—	(0.01)	0.01
Net income	1.38	1.13	1.27	2.27

Dividends paid per common share	$0.40	$0.37	$0.80	$0.74

Weighted-average number of shares outstanding:
Basic	351	356	351	356
Diluted	354	359	355	359

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 30,	September 29,
	2018	2017
	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$559	$1,218
Accounts receivable, net of allowance for doubtful accounts of $22 and $21, respectively	2,643	2,290
Inventories	2,045	1,813
Prepaid expenses and other current assets	713	605
Total current assets	5,960	5,926
Property, plant, and equipment, net	3,676	3,400
Goodwill	5,730	5,651
Intangible assets, net	1,786	1,841
Deferred income taxes	1,631	2,141
Other assets	464	444
Total Assets	$19,247	$19,403

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term debt	$675	$710
Accounts payable	1,613	1,436
Accrued and other current liabilities	1,729	1,626
Deferred revenue	147	75
Total current liabilities	4,164	3,847
Long-term debt	3,335	3,634
Long-term pension and postretirement liabilities	1,149	1,160
Deferred income taxes	238	236
Income taxes	302	293
Other liabilities	579	482
Total Liabilities	9,767	9,652
Commitments and contingencies
Shareholders’ equity:
Common shares, CHF 0.57 par value, 357,069,981 shares authorized and issued	157	157
Accumulated earnings	9,957	10,175
Treasury shares, at cost, 6,444,345 and 5,356,369 shares, respectively	(585)	(421)
Accumulated other comprehensive loss	(49)	(160)
Total Shareholders’ Equity	9,480	9,751
Total Liabilities and Shareholders’ Equity	$19,247	$19,403

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 30,	March 31,	March 30,	March 31,
	2018	2017	2018	2017
	(in millions)
Cash Flows From Operating Activities:
Net income	$490	$405	$450	$814
(Income) loss from discontinued operations, net of income taxes	2	1	3	(2)
Income from continuing operations	492	406	453	812
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	173	152	341	312
Deferred income taxes	(12)	(49)	499	(118)
Provision for losses on accounts receivable and inventories	8	5	23	9
Share-based compensation expense	23	23	52	47
Other	(11)	8	(17)	12
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(248)	(185)	(337)	(215)
Inventories	(59)	(10)	(244)	(69)
Prepaid expenses and other current assets	(64)	1	(107)	32
Accounts payable	38	84	187	148
Accrued and other current liabilities	26	83	(224)	13
Deferred revenue	20	(24)	72	(83)
Income taxes	(5)	5	2	33
Other	(4)	22	27	(8)
Net cash provided by operating activities	377	521	727	925
Cash Flows From Investing Activities:
Capital expenditures	(206)	(159)	(447)	(289)
Proceeds from sale of property, plant, and equipment	7	4	7	8
Other	(2)	12	(2)	(16)
Net cash used in investing activities	(201)	(143)	(442)	(297)
Cash Flows From Financing Activities:
Net increase (decrease) in commercial paper	(16)	(172)	225	(162)
Proceeds from the issuance of debt	—	89	119	89
Repayment of debt	—	—	(708)	—
Proceeds from exercise of share options	40	39	94	64
Repurchase of common shares	(214)	(105)	(381)	(198)
Payment of common share dividends to shareholders	(140)	(131)	(281)	(263)
Other	—	(3)	(32)	(22)
Net cash used in financing activities	(330)	(283)	(964)	(492)
Effect of currency translation on cash	9	13	20	(10)
Net increase (decrease) in cash and cash equivalents	(145)	108	(659)	126
Cash and cash equivalents at beginning of period	704	665	1,218	647
Cash and cash equivalents at end of period	$559	$773	$559	$773

Supplemental Cash Flow Information:
Interest paid	$38	$26	$79	$66
Income taxes paid, net of refunds	126	81	208	177

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 30,	March 31,	March 30,	March 31,
	2018	2017	2018	2017
	(in millions)
Net cash provided by continuing operating activities	$377	$521	$727	$925
Excluding:
Receipts related to pre-separation U.S. tax matters, net	(5)	—	(5)	—
Cash paid (collected) pursuant to collateral requirements related to cross currency swaps	61	21	79	(39)
Capital expenditures, net	(199)	(155)	(440)	(281)
Free cash flow (1)	$234	$387	$361	$605

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 30,	March 31,	March 30,	March 31,
	2018	2017	2018	2017
	($ in millions)
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$2,134	$1,755	$4,166	$3,430
Industrial Solutions	972	853	1,854	1,648
Communications Solutions	639	619	1,205	1,212
Total	$3,745	$3,227	$7,225	$6,290

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income	Margin	Income	Margin	Income	Margin
Transportation Solutions	$428	20.1%	$305	17.4%	$848	20.4%	$653	19.0%
Industrial Solutions	126	13.0	88	10.3	228	12.3	158	9.6
Communications Solutions	70	11.0	88	14.2	129	10.7	165	13.6
Total	$624	16.7%	$481	14.9%	$1,205	16.7%	$976	15.5%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$428	20.1%	$338	19.3%	$857	20.6%	$711	20.7%
Industrial Solutions	135	13.9	110	12.9	262	14.1	203	12.3
Communications Solutions	72	11.3	95	15.3	139	11.5	174	14.4
Total	$635	17.0%	$543	16.8%	$1,258	17.4%	$1,088	17.3%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (UNAUDITED)

	Change in Net Sales for the Quarter Ended March 30, 2018
	versus Net Sales for the Quarter Ended March 31, 2017
	Net		Organic Net
	Sales Growth		Sales Growth (1)		Translation (2)	Acquisitions
	($ in millions)
Transportation Solutions (3):
Automotive	$262	20.0%	$91	7.0%	$118	$53
Commercial transportation	85	34.3	61	24.4	24	—
Sensors	32	16.2	15	7.6	17	—
Total	379	21.6	167	9.5	159	53
Industrial Solutions (3):
Industrial equipment	78	18.7	38	9.1	31	9
Aerospace, defense, oil, and gas	30	11.2	14	5.1	16	—
Energy	11	6.6	(2)	(1.2)	13	—
Total	119	14.0	50	5.9	60	9
Communications Solutions (3):
Data and devices	25	10.7	17	7.4	8	—
Subsea communications	(38)	(17.2)	(38)	(17.2)	—	—
Appliances	33	20.0	25	14.4	8	—
Total	20	3.2	4	0.6	16	—
Total	$518	16.1%	$221	6.9%	$235	$62

	Change in Net Sales for the Six Months Ended March 30, 2018
	versus Net Sales for the Six Months Ended March 31, 2017
	Net		Organic Net
	Sales Growth		Sales Growth (1)		Translation (2)	Acquisitions
	($ in millions)
Transportation Solutions (3):
Automotive	$504	19.5%	$222	8.6%	$175	$107
Commercial transportation	172	37.3	133	28.9	39	—
Sensors	60	15.6	35	9.0	25	—
Total	736	21.5	390	11.4	239	107
Industrial Solutions (3):
Industrial equipment	166	20.7	105	12.8	44	17
Aerospace, defense, oil, and gas	32	6.2	8	1.6	24	—
Energy	8	2.4	(12)	(3.6)	20	—
Total	206	12.5	101	6.1	88	17
Communications Solutions (3):
Data and devices	33	7.1	22	4.7	11	—
Subsea communications	(109)	(25.1)	(109)	(25.1)	—	—
Appliances	69	22.0	57	17.9	12	—
Total	(7)	(0.6)	(30)	(2.5)	23	—
Total	$935	14.9%	$461	7.4%	$350	$124

(1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 30, 2018

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$428	$2	$(2)	$428
Industrial Solutions	126	3	6	135
Communications Solutions	70	—	2	72
Total	$624	$5	$6	$635

Operating Margin	16.7%			17.0%

Other Income, Net	$1	$—	$—	$1

Income Tax Expense	$(108)	$—	$—	$(108)

Effective Tax Rate	18.0%			17.7%

Income from Continuing Operations	$492	$5	$6	$503

Diluted Earnings per Share from Continuing Operations	$1.39	$0.01	$0.02	$1.42

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 31, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$305	$—	$33	$—	$338
Industrial Solutions	88	3	19	—	110
Communications Solutions	88	—	7	—	95
Total	$481	$3	$59	$—	$543

Operating Margin	14.9%				16.8%

Other Expense, Net	$(10)	$—	$—	$—	$(10)

Income Tax Expense	$(39)	$—	$(17)	$(22)	$(78)

Effective Tax Rate	8.8%				15.4%

Income from Continuing Operations	$406	$3	$42	$(22)	$429

Diluted Earnings per Share from Continuing Operations	$1.13	$0.01	$0.12	$(0.06)	$1.19

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with the tax impacts of certain intercompany transactions.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 30, 2018

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$848	$7	$2	$—	$857
Industrial Solutions	228	5	29	—	262
Communications Solutions	129	—	10	—	139
Total	$1,205	$12	$41	$—	$1,258

Operating Margin	16.7%				17.4%

Other Income, Net	$3	$—	$—	$(1)	$2

Income Tax Expense	$(708)	$(2)	$(8)	$506	$(212)

Effective Tax Rate	61.0%				17.5%

Income from Continuing Operations	$453	$10	$33	$505	$1,001

Diluted Earnings per Share from Continuing Operations	$1.28	$0.03	$0.09	$1.42	$2.82

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 31, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$653	$1	$57	$—	$711
Industrial Solutions	158	5	40	—	203
Communications Solutions	165	—	9	—	174
Total	$976	$6	$106	$—	$1,088

Operating Margin	15.5%				17.3%

Other Expense, Net	$(19)	$—	$—	$—	$(19)

Income Tax Expense	$(93)	$(1)	$(30)	$(52)	$(176)

Effective Tax Rate	10.3%				17.3%

Income from Continuing Operations	$812	$5	$76	$(52)	$841

Diluted Earnings per Share from Continuing Operations	$2.26	$0.01	$0.21	$(0.14)	$2.34

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 30, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$333	$1	$3	$—	$337
Industrial Solutions	100	3	14	—	117
Communications Solutions	111	—	2	—	113
Total	$544	$4	$19	$—	$567

Operating Margin	16.2%				16.8%

Other Expense, Net	$(12)	$—	$—	$7	$(5)

Income Tax Expense	$(71)	$(1)	$(3)	$(14)	$(89)

Effective Tax Rate	14.1%				16.7%

Income from Continuing Operations	$432	$3	$16	$(7)	$444

Diluted Earnings per Share from Continuing Operations	$1.21	$0.01	$0.04	$(0.02)	$1.24

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 29, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$1,307	$3	$67	$—	$1,377
Industrial Solutions	369	8	73	—	450
Communications Solutions	385	—	8	—	393
Total	$2,061	$11	$148	$—	$2,220

Operating Margin	15.7%				16.9%

Other Expense, Net	$(23)	$—	$—	$7	$(16)

Income Tax Expense	$(255)	$(3)	$(40)	$(66)	$(364)

Effective Tax Rate	13.2%				17.4%

Income from Continuing Operations	$1,673	$8	$108	$(59)	$1,730

Diluted Earnings per Share from Continuing Operations	$4.67	$0.02	$0.30	$(0.16)	$4.83

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of April 25, 2018

(UNAUDITED)

	Outlook for
	Quarter Ending
	June 29,	Outlook for
	2018	Fiscal 2018
Diluted earnings per share from continuing operations (GAAP)	$1.13 - $1.15	$3.70 - $3.76
Restructuring and other charges, net	0.20	0.34
Acquisition related charges	0.02	0.06
Tax Items	—	1.42
Adjusted diluted earnings per share from continuing operations (non-GAAP) (1)	$1.35 - $1.37	$5.52 - $5.58

Net sales growth (GAAP)	8 - 10%	10 - 12%
Translation	(3)	(4)
(Acquisitions) divestitures, net	(1)	(1)
Organic net sales growth (non-GAAP) (1)	4 - 6%	5 - 7%

(1) See description of non-GAAP financial measures.